                            SCHEDULE 14A INFORMATION

                      PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 HighMark Funds
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                (Name of Registrant as Specified in its Charter)

                              John M. Loder, Esq.
                                  Ropes & Gray
                       One California Street, Suite 2200
                            San Francisco, CA 94111

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

(1)  Title of each class of securities to which transaction applies: N/A

(2)  Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

(4)  Proposed maximum aggregate value of transaction: N/A

(5)  Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid: N/A
2)   Form, Schedule or Registration Statement No.: N/A
3)   Filing Party: N/A
4)   Date Filed: N/A

Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

                                 HIGHMARK FUNDS
                         HIGHMARK LARGE CAP VALUE FUND

     The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to the HighMark Large Cap Value Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

     We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

     Please take a few moments to exercise your right to vote. Thank you.

To Shareholders of HighMark Large Cap Value Fund

     A Special Meeting of Shareholders (the "Special Meeting") of the HighMark Large Cap Value Fund (the "Fund"), a separate series of HighMark Funds, has been scheduled for March 21, 2003. The purpose of this Special Meeting is to vote on an Investment Sub-Advisory Agreement relating to the Fund, between HighMark Capital Management, Inc. and Aronson+Johnson+Ortiz, LP.

     While you are, of course, welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). To conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

     Your vote is very important to us. As always, we thank you for your confidence and support.

                                           Sincerely,

                                           -s- James R. Foggo

                                           James R. Foggo
                                           President
                                           HighMark Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                          YOUR VOTE IS VERY IMPORTANT

                                 HIGHMARK FUNDS

                         HIGHMARK LARGE CAP VALUE FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 21, 2003

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the HighMark Large Cap Value Fund (the "Fund"), a series of HighMark Funds, will be held at 3:00 p.m. Eastern Time on March 21, 2003 at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

          1. To approve an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between HighMark Capital Management, Inc. ("HCM") and Aronson+Johnson+Ortiz, LP ("AJO" or the "Sub-Adviser") with respect to the Fund;

          2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on January 28, 2003 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                           By Order of the Trustees

                                           /s/ John C. Munch
                                           John C. Munch
                                           Secretary

February 20, 2003

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING, OR SUBMIT YOUR VOTE BY TELEPHONE OR THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 HIGHMARK FUNDS

Q.  WHY IS THE BOARD OF TRUSTEES PROPOSING TO ADOPT A SUB-ADVISORY AGREEMENT?

A. THE BOARD OF TRUSTEES OF HIGHMARK FUNDS IS PROPOSING THE ADOPTION OF THE SUB-ADVISORY AGREEMENT BECAUSE THE BOARD BELIEVES THAT THE ADDITION OF AJO, WITH ITS EXTENSIVE EXPERIENCE AND PROVEN TRACK RECORD MANAGING VALUE-ORIENTED LARGE CAP EQUITIES, WOULD BE BENEFICIAL TO THE FUND. IN UNANIMOUSLY APPROVING THE PROPOSED SUB-ADVISORY AGREEMENT FOR THE FUND AND RECOMMENDING ITS APPROVAL BY SHAREHOLDERS, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INDEPENDENT TRUSTEES"), CONSIDERED THE BEST INTERESTS OF SHAREHOLDERS OF THE FUND AND TOOK INTO ACCOUNT ALL FACTORS THEY DEEMED RELEVANT. THE FACTORS CONSIDERED BY THE TRUSTEES INCLUDED THE NATURE, QUALITY AND EXTENT OF THE SERVICE TO BE PROVIDED BY AJO AND DATA ON INVESTMENT PERFORMANCE, MANAGEMENT FEES AND EXPENSE RATIOS OF COMPARATIVE FUNDS. AFTER CONSIDERING THESE FACTORS, INCLUDING THE RECOMMENDATION OF HCM, THE TRUSTEES CONCLUDED THAT THE PROPOSED SUB-ADVISORY AGREEMENT FOR THE FUND WOULD BE BENEFICIAL TO THE FUND AND TO ITS SHAREHOLDERS.

Q. WILL APPROVAL OF THE SUB-ADVISORY AGREEMENT RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A. NO. UNDER THE PROPOSED SUB-ADVISORY AGREEMENT, HCM WILL CONTINUE TO HAVE FULL RESPONSIBILITY FOR PROVIDING INVESTMENT ADVISORY SERVICES TO THE FUND AND WILL COMPENSATE AJO AT ITS SOLE EXPENSE.

Q.  WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. IN ORDER TO CONDUCT THE SPECIAL MEETING, A QUORUM MUST BE PRESENT, IN PERSON OR BY PROXY. A QUORUM IS DEFINED AS REPRESENTATION OF OVER 50% OF THE OUTSTANDING SHARES OF THE FUND AS OF JANUARY 28, 2003. IN THE EVENT THAT NOT ENOUGH SHAREHOLDERS RETURN THE ENCLOSED PROXY BALLOT CARD (OR SUBMIT VOTES BY TELEPHONE OR THE INTERNET) TO ACHIEVE A QUORUM, WE WILL BE FORCED TO INCUR ADDITIONAL EXPENSES ASSOCIATED WITH ADDITIONAL SOLICITATIONS. IN ORDER TO AVOID ADDITIONAL COSTS TO YOUR FUND, PLEASE RETURN THE COMPLETED PROXY BALLOT AS SOON AS POSSIBLE.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF HIGHMARK FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" ADOPTING THE PROPOSED SUB-ADVISORY AGREEMENT FOR THE FUND. THE BOARD ALSO URGES YOU TO VOTE AND RETURN ALL THE PROXY BALLOT CARDS YOU RECEIVE.

Q.  WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY, PLEASE CONTACT YOUR ACCOUNT ADMINISTRATOR OR INVESTMENT REPRESENTATIVE, OR CALL HIGHMARK FUNDS DIRECTLY AT 1-800-433-6884.

                                 HIGHMARK FUNDS

                         HIGHMARK LARGE CAP VALUE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                             ---------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 21, 2003
                             ---------------------
                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of HighMark Funds (the "Trust") on behalf of HighMark Large Cap Value Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on March 21, 2003 at the Special Meeting of Shareholders of the Fund at 3:00 p.m. Eastern Time at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or SEI Investments Global Funds Services ("SEI"), the Trust's administrator. In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

     Only shareholders of record at the close of business on January 28, 2003 ("Shareholders") will be entitled to vote at the Special Meeting. On January 28, 2003, the Fund had outstanding 11,879,347.667 shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders on or about February 20, 2003.

     The Trust's Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2003. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     A COPY OF THE FUND'S ANNUAL REPORT DATED JULY 31, 2002 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-433-6884.

                                  INTRODUCTION

     This Special Meeting is being called for the following purposes: (1) to approve an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between HighMark Capital Management, Inc. ("HCM" or the "Investment Adviser") and Aronson+Johnson+Ortiz, LP ("AJO" or the "Sub-Adviser") with respect to the Fund; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Approval of the Sub-Advisory Agreement requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                                  PROPOSAL (1)

                 APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
                   BETWEEN HIGHMARK CAPITAL MANAGEMENT, INC.
                         AND ARONSON+JOHNSON+ORTIZ, LP

     On December 4, 2002, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the "Independent Trustees"), unanimously approved on behalf of the Fund the proposed Sub-Advisory Agreement between HCM and AJO. A copy of the proposed Sub-Advisory Agreement is included as Exhibit A to this proxy statement. Under the proposed Sub-Advisory Agreement, AJO would act as sub-adviser to the Fund with regard to selecting the Fund's investments and placing all orders for purchases and sales of the Fund's securities, subject to the general supervision of HCM and the Trust's Board of Trustees and in accordance with the Fund's investment objective, policies, and restrictions.

     Consideration of the proposed Sub-Advisory Agreement is being requested because the Board of Trustees and HCM believe that it would be in the Fund's best interests to employ a sub-adviser with the large cap value expertise of AJO.

     Here are some of the factors you should consider in determining whether to approve the proposed Sub-Advisory Agreement:

     - The Board of Trustees has unanimously approved the proposed Sub-Advisory Agreement;

     - There will be no change in the Fund's investment objective or policies as a result of approval of the proposed Sub-Advisory Agreement;

     - AJO will manage the day-to-day investment program of the Fund subject to the general supervision of the Board of Trustees and HCM;

     - HCM will continue to review, supervise, and administer the Fund's investment program; and

     - There will be no change in the fees payable by the Fund to HCM for advisory services as a result of approval of the proposed Sub-Advisory Agreement.

  CURRENT INVESTMENT ADVISORY AGREEMENT

     At the present time, HCM serves as investment adviser to the Trust pursuant to an investment advisory agreement dated September 1, 1998 (the "Investment Advisory Agreement"). The Investment Advisory Agreement was last submitted to a vote of shareholders on March 11, 1996, in conjunction with the merger of The Mitsubishi Bank, Limited and The Bank of Tokyo, Ltd. to form The Bank of Tokyo-Mitsubishi, Ltd., the indirect corporate parent of HCM. The Investment Advisory Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Trust's Board of Trustees most recently voted to renew the Investment Advisory Agreement on June 19, 2002. The Investment Advisory Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by HCM. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     Under the Investment Advisory Agreement, HCM may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, HCM continuously reviews, supervises, and administers the Fund's investment programs. As consideration for its services, HCM is entitled to a fee of sixty one-hundredths of one percent (0.60%) of the Fund's average daily net assets.(1) For the fiscal year ended July 31, 2002, HCM received from the Fund $1,036,584 in investment advisory fees.

---------------

(1)HCM has contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.20% for Class A Shares, 1.85% for Class B Shares, 1.85% for Class C Shares, and 0.95% for Fiduciary Shares for the Fund for the period beginning November 30, 2002 and ending on November 29, 2003.

     HCM is a wholly-owned subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. ("UBOC"). UBOC serves as custodian to the Fund pursuant to a custodian agreement with the Trust. Under the custodian agreement, UBOC is entitled to a domestic custodian fee of one one-hundredth of one percent (0.01%) of the Fund's average daily net assets, with an annual minimum fee of $2,500. Global custody fees are determined on a transaction basis. For the fiscal year ended July 31, 2002, UBOC received from the Fund $16,355 in custody fees.

 PROPOSED SUB-ADVISORY AGREEMENT

     Under the proposed Sub-Advisory Agreement, if approved, HCM will continue to have full responsibility for providing investment advisory services to the Fund. HCM will discharge this responsibility in part through retention of AJO, at HCM's sole expense, to manage the day-to-day investment program of the Fund. HCM will oversee the activities of AJO and will be responsible for setting any policies it deems appropriate for AJO's activities, subject to the direction of the Trustees of the Trust. Shareholders of the Fund will continue to receive the benefits of HCM's supervision of the management of the Fund and, under the proposed Sub-Advisory Agreement, will receive the additional benefit of AJO's investment advisory services. The combined contributions of HCM and AJO to the Fund's management should enhance the level of investment management services provided to the Fund.

     Under the proposal, AJO would serve as the Sub-Adviser to the Fund pursuant to the Sub-Advisory Agreement with HCM. Under the Sub-Advisory Agreement, AJO would manage the Fund, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of Trust's Board of Trustees and HCM and in accordance with the Fund's investment objective, policies, and restrictions. More specifically, AJO would perform the following services for the Fund: (i) provide investment research and analysis concerning the Fund's investments; (ii) conduct a continual program of investment of the Fund's assets; (iii) place orders for all purchases and sales of the investments made for the Fund; (iv) maintain the books and records required in connection with its duties thereunder; and (v) keep HCM informed of developments materially affecting the Fund. AJO will pay all expenses incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the Fund, unless otherwise stated in the Sub-Advisory Agreement.

     In consideration for the services provided and expenses assumed under the Sub-Advisory Agreement, HCM has agreed to pay AJO a fee, computed daily and paid monthly, at an annual rate of 0.30% of the Fund's average daily net assets. HCM will bear the sole responsibility for the payment of the sub-advisory fee to AJO.

     The proposed Sub-Advisory Agreement will become effective shortly after approval by the Shareholders and, unless sooner terminated, will continue for an initial term ending two years after such date. Thereafter, the Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act, or upon termination of the Investment Advisory Agreement. Also, the proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by HCM to AJO, or on 120 days' written notice by AJO to HCM.

     The Trustees recommend that the Shareholders of the Fund vote to approve the proposed Sub-Advisory Agreement, thereby appointing AJO as the sub-adviser to the Fund. Approval by Shareholders of the Sub-Advisory Agreement will not result in an increase in the contractual rate of any advisory or sub-advisory fees payable by the Fund, but will result in the payment of the sub-advisory fees by HCM to AJO. Such sub-advisory fees are borne solely by HCM and not by the Fund.

     The Sub-Advisory Agreement provides that AJO will not be liable for any error or judgment or for any loss suffered by the Fund or HCM in connection with the performance of its obligations under the Sub-Advisory Agreement or for having executed HCM's instructions, except a loss resulting from a breach of AJO's fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from AJO's willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement, except as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified thereby.

     At a meeting of the Board of Trustees held on December 4, 2002, the Trustees conferred with representatives of AJO and HCM to consider the proposal by HCM and its effect on the Fund. Legal counsel assisted the

Board, and provided advice on, among other things, the Board's fiduciary obligations in considering the proposed Sub-Advisory Agreement.

     In evaluating the proposed Sub-Advisory Agreement, the Board reviewed materials furnished by HCM and AJO, including information about AJO's personnel, operations, and financial condition. Representatives of AJO were present at the meeting and described in detail the background of the members of AJO's proposed portfolio management team for the Fund. Representatives of AJO discussed with the Trustees the investment decision-making process and investment management style of AJO.

     In unanimously approving the proposed Sub-Advisory Agreement and recommending its approval by Shareholders, the Board of Trustees, including the Independent Trustees, considered the best interests of the shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the service to be provided by AJO and data on investment performance, management fees, and expense ratios of competitive funds. Specifically, the Trustees focused on the qualifications of AJO to act as a sub-adviser to the Fund, including the background and experience of AJO's key management personnel who would assume day-to day portfolio management responsibility for the Fund. The Trustees paid particular attention to the extensive experience of the proposed portfolio management team, noting that they had a total of 69 years and an average of 23 years of investment experience among them. The Trustees also considered the performance history of AJO, focusing on AJO's track record managing investment portfolios similar to the Fund. Additionally, the Trustees considered HCM's due diligence review of AJO and recommendation to engage AJO as the sub-adviser of the Fund. The Trustees paid particular attention to AJO's investment management style, concluding that its approach to value investing was a good fit for the Fund. After considering these and other relevant factors, the Trustees concluded that the proposed Sub-Advisory Agreement would likely be beneficial to the Fund and its shareholders.

     If the Shareholders of the Fund fail to approve the proposed Sub-Advisory Agreement, HCM will continue to manage the Fund under the Investment Advisory Agreement and the Trustees will consider such further action as they may determine to be in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE
                      THE PROPOSED SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

 INFORMATION ABOUT HIGHMARK CAPITAL MANAGEMENT, INC.

     HCM serves as investment adviser of the Trust and manages its investment portfolios on a day-to-day basis under the supervision of the Trust's Board of Trustees.

     HCM is a wholly-owned subsidiary of UnionBanCal Corporation, which has its principal business offices at 400 California Street, San Francisco, California 94104. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd., a subsidiary of Mitsubishi Tokyo Financial Group. The Bank of Tokyo-Mitsubishi, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi Tokyo Financial Group has its principal business offices at 26F Marunouchi Bldg, 4-1, Marunouchi 2-Chome, Chiyoda-ku, Tokyo 100-6326, Japan. As of December 31, 2002, UnionBanCal Corporation and its subsidiaries had approximately $40.2 billion in consolidated assets. As of the same date, HCM, with a team of approximately 50 stock and bond research analysts, portfolio managers and traders, had over $17.1 billion in assets under management. HCM (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1917.

     The name, address, and principal occupation of the principal executive officers and each director of HCM are as follows:

POSITION WITH
THE ADVISER                   NAME           PRINCIPAL OCCUPATION     TYPE OF BUSINESS
-------------          -------------------  -----------------------  ------------------
Director, Chairman of  Piet Westerbeek III  Executive Vice           Institutional
  the Board                                 President                Services and Asset
                                            Union Bank of            Management
                                            California
                                            445 S. Figueroa Street
                                            Los Angeles, CA 90071
Director               Richard C. Hartnack  Vice Chairman            Banking
                                            Union Bank of
                                            California
                                            445 S. Figueroa Street
                                            Los Angeles, CA 90071
Director               Akifumi Tamagawa     Executive Vice           Banking
                                            President
                                            and Manager
                                            Office of the President
                                            Union Bank of
                                            California
                                            400 California Street
                                            San Francisco, CA 94104
Director               Honoria F. Vivell    Executive Vice           Banking
                                            President
                                            Community Banking Group
                                            Union Bank of
                                            California
                                            445 S. Figueroa Street
                                            Los Angeles, CA 90071

POSITION WITH
THE ADVISER                   NAME           PRINCIPAL OCCUPATION     TYPE OF BUSINESS
-------------          -------------------  -----------------------  ------------------
Senior Vice President  Jeffrey L. Boyle     Senior Vice President    Institutional
  and Sales Manager                         Union Bank of            Services and Asset
                                            California               Management
                                            475 Sansome Street
                                            San Francisco, CA 94111
Senior Vice President  Richard Earnest      Senior Vice President    Investment
                                            HighMark Capital         Management
                                            Management
                                            445 S. Figueroa Street
                                            Los Angeles, CA 90071
Secretary              John J. King         Senior Vice President    Banking
                                            and Associate General
                                            Counsel
                                            Union Bank of
                                            California
                                            400 California Street
                                            San Francisco, CA 94104
Assistant Treasurer    Kristin M. Friedman  Vice President           Banking
                                            Administration and
                                            Support Group
                                            Union Bank of
                                            California
                                            400 California Street
                                            San Francisco, CA 94104
Vice President, Chief  Teresita Ching       HighMark Capital         Investment
  Compliance Officer                        Management               Management
  and Assistant                             475 Sansome Street
  Secretary                                 San Francisco, CA 94111
President, Chief       Earle A. Malm II     President and Chief      Investment
  Executive Officer                         Executive Officer        Management
  and Director                              HighMark Capital
                                            Management
                                            475 Sansome Street
                                            San Francisco, CA 94111
Chief Investment       Luke C. Mazur        Chief Investment         Investment
  Officer and                               Officer                  Management
  Director                                  HighMark Capital
                                            Management
                                            475 Sansome Street
                                            San Francisco, CA 94111
Managing Director      R. Gregory Knopf     HighMark Capital         Investment
  (officer)                                 Management               Management
                                            445 S. Figueroa Street
                                            Los Angeles, CA 90071
Managing Director      Kevin A. Rogers      HighMark Capital         Investment
  (officer) & Chief                         Management               Management
  Financial Officer                         18300 Von Karman Avenue
                                            Irvine, CA 92715

 INFORMATION ABOUT ARONSON+JOHNSON+ORTIZ, LP

     AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. AJO's principal address is 230 S. Broad Street, 20th Floor, Philadelphia, PA 19102. As of December 31, 2002, AJO managed over $7.0 billion in assets.

     Set forth below are the names and titles of the principals of AJO. The address of each individual is 230 S. Broad Street, 20th Floor, Philadelphia, PA 19102.

NAME                        POSITION(S) HELD WITH AJO   PRINCIPAL OCCUPATION
----                        -------------------------   --------------------
Theodore R. Aronson.......  Managing Principal          Portfolio Manager
Kevin M. Johnson..........  Principal                   Portfolio Manager
Martha E. Ortiz...........  Principal                   Portfolio Manager
Gina Marie N. Moore.......  Principal                   Research Analyst
Gregory J. Rogers.........  Principal                   Head Trader
Stefani Cranston..........  Principal                   Accounting
Paul Dodge................  Principal                   Operations

     The following table shows other investment companies advised by AJO with investment objectives similar to the Fund.

                                                                                 ADVISORY FEE
                         MOST RECENT      ASSETS AS OF          ADVISORY          PAID AS OF
FUND NAME              FISCAL YEAR END   FISCAL YEAR END        FEE RATE        FISCAL YEAR END
---------              ---------------   ---------------   -------------------  ---------------
Schwab Balanced          10/31/02         $28.6 million    0.70% first $10mm    $0 (account
  MarketMasters Fund                                       0.50% next $40mm     new to AJO
  (large-cap value                                         0.35% next $50mm     in 2002)
  portion)

TIFF U.S. Equity Fund    12/31/02         $29.7 million    0.10% to 0.80%       $320,928
                                                           performance fee

TIFF Multi-Asset Fund    12/31/02         $27.1 million    0.10% to 0.80%       $168,883
                                                           performance fee

     AJO will determine the allocation of portfolio transactions, subject to guidelines established by HCM, to various dealers using its best judgment and in a manner deemed fair and reasonable to shareholders. Within the guidelines set forth by applicable law and giving primary consideration to prompt execution of orders in an effective manner at the most favorable price, AJO may, when placing portfolio transactions for securities, cause the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction in return for research products and/or services provided to AJO or HCM. Information so received is in addition to and not in lieu of services required to be performed by AJO or HCM and does not reduce the advisory fees payable to HCM by the Trust or the sub-advisory fee payable to AJO by HCM.

     AJO is not affiliated with HCM. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with AJO or its affiliates, since the beginning of the Fund's most recent fiscal year. No officer or Trustee of the Trust is an officer, employee, director, general partner, or shareholder of AJO.

INFORMATION ABOUT THE ADMINISTRATOR AND DISTRIBUTOR

     SEI Investments Global Funds Services (the "Administrator"), a Delaware business trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust's administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator.

     SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as distributor to the Fund.

                         AFFILIATED BROKER TRANSACTIONS

     In the fiscal year ended July 31, 2002, no brokerage commissions were paid to affiliated brokers of the Fund, HCM or AJO on account of trading for the Fund.

           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the

Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received.

     As of January 28, 2003, HCM and its bank affiliates were the shareholders of record of 67.86% and had voting authority over 33.51% of the Fund's Shares. As a consequence, HCM may be deemed to be a controlling person of the Fund under the 1940 Act.

     The following table sets forth, as of January 28, 2003 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares of any class of Shares of the Fund. Unless otherwise indicated, the beneficial owner set forth in the table has sole voting and investment power.

                                                      NUMBER OF     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER  SHARE CLASS   SHARES OWNED      CLASS
------------------------------------  -----------   -------------   ----------
Wells Fargo Investments LLC              Class C        1,007.976     24.70%
A/C 7193-2194
608 Second Avenue South, 8th Floor
Minneapolis, MN 55402-1916
Union Bank of California Cust            Class C          784.190     19.22%
IRA of Janet E. Potter
Rollover/UBOC
2760 Pine Street
San Francisco, CA 94115-2523
Union Bank of California Cust            Class C          713.636     17.49%
IRA of Elena C. La Clair
Rollover
8105 Hunter Place
Arlington, WA 98223-5064
Wells Fargo Investments LLC              Class C          524.442     12.85%
A/C 1586-2363
608 Second Avenue South, 8th Floor
Minneapolis, MN 55402-1916
Wells Fargo Investments LLC              Class C          560.272     13.73%
A/C 2168-4323
608 Second Avenue South, 8th Floor
Minneapolis, MN 55402-1916

                                                      NUMBER OF     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER  SHARE CLASS   SHARES OWNED      CLASS
------------------------------------  -----------   -------------   ----------
State Street Bank & Trust Co.            Class C          239.450      5.87%
Cust for the IRA of
FBO Gary D. Fisher
1424 Burlington Drive
Plano, TX 75025-3419
SelectBenefit Komatsu Savings Plan     Fiduciary    1,255,717.448     15.46%
440 N. Fairway Drive
Vernon Hills, IL 60061-1836
Mathilda Swall TW*                     Fiduciary      676,544.004      8.33%
c/o Union Bank of California
Attn: Sue Boone
700 L Street
Sacramento, CA 95814

---------------

* Union Bank of California has investment discretion and voting authority on this account.

     As of January 28, 2003, the officers and Trustees of the Trust owned less than 1% of the outstanding Shares of the Fund.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

February 20, 2003

     YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

     IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                   EXHIBIT A

                                    FORM OF

                         HIGHMARK LARGE CAP VALUE FUND
                             SUB-ADVISORY AGREEMENT

     This AGREEMENT is executed as of           , 2003 and made effective as of
          , 2003, by and between HIGHMARK CAPITAL MANAGEMENT, INC. (the "Adviser") and ARONSON+JOHNSON+ ORTIZ, LP, a Delaware Limited Partnership, which is an investment adviser registered under the laws of the United States as an investment adviser under the Investment Advisers Act of 1940 ("Sub-Adviser").

     WHEREAS, Adviser is the investment adviser for the HighMark Funds (the "Trust"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended;

     WHEREAS, Adviser's affiliate, Union Bank of California N.A., serves as Custodian for the HighMark Funds and provides certain other services for the Funds;

     WHEREAS, SEI Investments Fund Resources is Administrator and SEI Investment Distribution Co. is Distributor of the HighMark Funds (collectively, the "SEI Companies"); and

     WHEREAS, Adviser desires to retain Sub-Adviser as its agent to furnish investment sub-advisory services for certain assets of the Trust's Large Cap Value Fund (the "Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Definitions. As used herein, the following terms shall have the meanings set forth:

          1.1 "33 Act" shall mean the Securities Act of 1933, the rules and regulations issued thereunder, as they may be amended from time to time.

          1.2 "40 Act" shall mean the Investment Company Act of 1940, the rules and regulations issued thereunder, as they may be amended from time to time.

          1.3 "Administrator" and "Distributor" shall mean SEI Investments Fund Resources and SEI Investments Distribution Co, respectively.

          1.4 "Adviser" shall mean HighMark Capital Management, Inc.

          1.5 "Advisers Act" shall mean the Investment Advisers Act of 1940 and the rules and regulations promulgated thereunder, as they may be amended from time to time

          1.6 "Bank" shall mean Union Bank of California, N.A., a national banking association organized under the laws of the United States.

          1.7 "Sub-Adviser" shall mean Aronson+Johnson+Ortiz, LP, a Delaware Limited Partnership registered as an investment adviser under the Advisers Act.

     2. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     3.  Delivery of Documents.

     3.1 Adviser has furnished or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

          (a) Copies of the Declarations of Trust establishing the HighMark Funds and the By-Laws of the Trust;

          (b) Resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

          (c) The Trust's Registration Statement on Form N-1A under the 33 Act (File No. 33-37687) and the 40 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds;

          (d) The Trust's most recent prospectus and Statement of Additional Information for the Large Cap Value Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus");

          (e) Adviser's Form ADV Part II; and

          (f) Such other materials and documents as Sub-Adviser shall reasonably request.

Adviser will furnish Sub-Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

     3.2 Sub-Adviser has furnished or will furnish Adviser with copies properly certified or authenticated of each of the following:

          (a) Sub-Adviser's Form ADV Part II; and

          (b) Such other materials and documents as Adviser shall reasonably request.

Sub-Adviser will furnish Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

     4.  Management:

     4.1 Subject always to the supervision of the Trust's Board of Trustees and of Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, the assets of the Fund entrusted to it hereunder. Sub-Adviser may place all orders for the purchase and sale of securities, on behalf of the Fund. Sub-Adviser is also authorized, subject to periodic approvals of authorized persons by the Board of Trustees, to instruct Custodian to settle trades executed on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund investments, and will comply with the investment objectives, policies and restrictions of the Fund stated in the Fund Prospectus and compliance policies and procedures furnished to the Sub-Adviser by Adviser from time to time.

     4.2 Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser shall also make itself reasonably available to the Trust's Board of Trustees at such times as the Board of Trustees shall request.

     4.3 Sub-Adviser represents and warrants that it is and shall remain in compliance with all applicable United States Securities and Exchange Commission ("SEC") Rules and Regulations pertaining to its investment advisory activities and agrees that it:

          (a) will use at least the same skill and care in providing such services as it uses in providing services to fiduciary accounts in the United States for which it has investment responsibilities;

          (b) will maintain registration with the SEC as an investment adviser under the Advisers Act and will conform with all applicable laws, rules and regulations pertaining to its investment advisory activities;

          (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In providing the Fund with investment supervision, Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Fund and the Trust that Sub-Adviser or Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers solely on the basis of seeking the most favorable price and efficient execution. Therefore, Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to the general supervision of, and guidelines from time to time established by, Adviser, and reviewed by the Trust's Board of Trustees with respect to the extent and continuation of this practice.

          On occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Sub-Adviser, Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In no instance will portfolio securities be purchased from or sold to Adviser, Sub-Adviser, the SEI Companies, or any affiliated person of any of the Trust, Adviser, the Sub-Adviser, the Administrator, the Distributor, or any entity that Adviser has identified to the Sub-Adviser in writing, except as may be permitted under the 40 Act.

          (d) will report regularly to Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times the management of the Fund with representatives of Adviser and the Board of Trustees, including, without limitation, review of the general investment strategy of the Fund, the overall performance of the Fund in relation to standard industry indices which have been agreed upon between Adviser and Sub-Adviser and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

          (e) will maintain books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (7), (9),
     (10) and (11) and paragraph (f) of Rule 31a-1 under the 40 Act and will furnish Adviser and the Trust's Board of Trustees such periodic and special reports as Adviser or the Board of Trustees may request;

          (f) will act upon instructions from Adviser that are not inconsistent with the fiduciary duties undertaken hereunder; and

          (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the assets of the Fund maintained by Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities.

Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

     4.4 Sub-Adviser will diligently perform services as defined under this Agreement. However, Sub-Adviser makes no representations or guarantees that the objective(s) of the Fund will be achieved or that the Fund will outperform the Fund's benchmark as set forth in the Fund Prospectus from time to time.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 40 Act, Sub-Adviser hereby agrees that certain records which it maintains for the Fund are also the property of the Fund, and further agrees to surrender promptly to the Trust a duplicate of any of such records, upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 40 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 40 Act for the Fund. Sub-Adviser may delegate its responsibilities under this paragraph to affiliates that perform custody and/or fund accounting services for the Fund, which delegation shall not, however, relieve Sub-Adviser of its responsibilities under this paragraph 5.

     6. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust, unless otherwise stated in this Agreement.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued and payable in accordance with Schedule A hereto. From time to time, Sub-Adviser may, in its sole discretion, agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     8. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. Adviser has no objection to Sub-Adviser's acting in such capacities, as long as such services do not impair the services rendered to Adviser or the Fund. Adviser recognizes and has advised the Trust's Board of Trustees that, in some cases, this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     9. Limitation of Liability. Sub-Adviser shall not be liable for any error or judgment or for any loss suffered by the Fund or Adviser in connection with the performance of its obligations under this Agreement or for having executed Adviser's instructions , except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 40 Act), or a loss resulting from Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.

     10. Indemnification. Adviser and Sub-Adviser each agree to indemnify the other against any third party claim against, loss or liability to, such other party (including reasonable attorneys' fees) arising out of any action taken or not taken in the performance of its obligations under this Agreement on the part of the indemnifying party which constitutes willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

     11. Duration and Termination. This Agreement will become effective as of the date hereof, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 40 Act, and, unless sooner terminated as provided therein, will continue in effect for two (2) years.

     Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of 12 months, each ending on the day preceding the annual anniversary of the Agreement's effective date, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, Sub-Adviser, or Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of majority of all votes attributable to the outstanding Shares of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by Adviser to Sub-Adviser. This Agreement may be terminated at any time, without the payment of any penalty, on 120 days' written notice by Sub-Adviser to Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 40 Act.)

     12. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     13. Sub-Adviser Information. During the terms of this Agreement, Adviser agrees to furnish Sub-Adviser at Sub-Adviser's principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, the Trust or the public that refer to Sub-Adviser. Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to Sub-Adviser in any way are consistent with those materials previously published. Sales literature may be furnished to Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     14. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

     15. Notices. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed as set forth below:

             To Adviser at:

             HighMark Capital Management, Inc.
             475 Sansome Street
             Post Office Box 45000
             San Francisco, CA 94104
             Attention: Earle A. Malm II, President & CEO

             To the Sub-Adviser at:

             ARONSON+JOHNSON+ORTIZ, LP
             230 South Broad Street, Twentieth Floor
             Philadelphia, PA 19102
             Attention: Theodore R. Aronson, Managing Principal

             To the Trust or the Fund at:

             HighMark Funds
             c/o SEI Investments Fund Resources
             and SEI Investments Distribution Co.
             One Freedom Valley Rd.
             Oaks, Pennsylvania 19456
             Attention: Legal Department

Parties agree that they shall not be bound by the terms of any changes in policies, procedures, or contracts until notice has been received as set forth in this Agreement.

     16. Change of Law. Where the effect of a requirement of the 40 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17.  Miscellaneous.

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the Commonwealth of Massachusetts.

     The name "HighMark Funds" and "Trustees of the HighMark Funds" refer, respectively, to the Trust created by, and the Trustees as trustees (but not individually or personally), acting from time to time under, the Declaration of the Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "HighMark Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents, are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with the Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.

HIGHMARK CAPITAL MANAGEMENT, INC.           ARONSON+JOHNSON+ORTIZ, LP

By:                                         By:
  ----------------------------------------  -------------------------------
Earle A. Malm II                            Theodore R. Aronson
Title: President & CEO                      Title: Managing Principal

                             SUB-ADVISORY AGREEMENT
                   BETWEEN HIGHMARK CAPITAL MANAGEMENT, INC.
                         AND ARONSON+JOHNSON+ORTIZ, LP

                                   SCHEDULE A

HIGHMARK LARGE CAP VALUE FUND

     Sub-Advisory Fee: 30 b.p. on all assets including cash and cash equivalents

     The Sub-Advisory fee shall be payable out of the Advisory Fee. It shall be computed on the average daily net assets of the Fund subject to the Agreement, and calculated as of the last business day of each calendar month. The fee shall be payable within 30 days of the end of each month.

                         HIGHMARK LARGE CAP VALUE FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS ON MARCH 21, 2003

This proxy is solicited by the Board of Trustees of HighMark Funds for use at a Special Meeting of Shareholders of the HighMark Large Cap Value Fund ("Special Meeting") to be held on March 21, 2003 at 3:00 p.m. Eastern Time at the offices of SEI Investments Global Funds Services at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The undersigned hereby appoints James R. Foggo and John C. Munch, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Approval of the Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and Aronson+Johnson+Ortiz, LP, with respect to the HIGHMARK LARGE CAP VALUE FUND.

     FOR            AGAINST             ABSTAIN
-----          -----               -----

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated February 20, 2003 and the Proxy Statement attached hereto:


          --------------------------------------------------------
          Signature(s) of Shareholder(s)


          --------------------------------------------------------
          Signature(s) of Shareholder(s)


          Date:
               --------------------------------, 2003

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

***IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***